Exhibit A-2







                          FORM OF COMMERCIAL PAPER NOTE

                                (Name of Company)

$_________________________                                No.________________

On   _______________________   for  value  received  we  promise  to  pay  to

the order of bearer the sum of ____________________________ DOLLARS payable at the principal office of ________________________ New York, N.Y.

Date Issued_________________________

Countersigned                                         (Name of Company)

as agent

By____________________                                By___________________
               (Title)                                              (Title)


                                                        ____________________
                                                                    (Title)